Vanguard Alternative Strategies Fund

Supplement Dated August 1, 2019, to the Prospectus Dated
February 27, 2019

Important Changes to the Fund

The Fund's Board of Trustees has approved changes to the investment objective and benchmark of the Fund. The Fund's investment objective will change to: “The Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets and seeks capital appreciation.” The
Fund's performance benchmark will change from the FTSE 3-month US T-Bill
Index +4% to the FTSE 3-month US T-Bill Index.
The Fund will also adopt a risk methodology that targets a fixed volatility range of 5-7% measured at the portfolio level. However, the Fund's volatility from time to time may move outside this targeted range.
The account minimum required to open and maintain an account will be reduced from $250,000 to $50,000.

The investment objective and benchmark changes for the Fund, together with the risk methodology adoption, are expected to become effective on or about
November 1, 2019. The Fund's registration statement will be updated at that time to reflect these changes. The account minimum change is expected to become effective on or about November 4, 2019.

Prospectus Text Changes

The following replaces similar text under the heading “Investment Objective” in the Fund Summary section:

The Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets and seeks capital appreciation.

The following paragraph is added after the third paragraph under the heading
“Principal Investment Strategies” in the Fund Summary section:

The Fund has adopted a risk methodology that targets a fixed volatility range of
5-7% measured at the portfolio level. However, the Fund's volatility from time to time may move outside this targeted range.

The following replaces similar text under the heading “Annual Total Returns”:

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the
Fund. Effective November 1, 2019, the FTSE 3-month US T-Bill Index +4% was replaced with the FTSE 3-month US T-Bill Index in order to align with the Fund's investment objective and risk methodology. The Spliced Alternative Strategies
Index reflects the performance of the FTSE 3-month US T-Bill Index +4% through
October 31, 2019, and the FTSE 3-month US T-Bill Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at
800-662-7447.

The “Average Annual Total Returns” table for the Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2018
		Since
		Inception
		(Aug. 11,
	1 Year	2015)
Vanguard Alternative Strategies Fund Investor Shares
Return Before Taxes	2.28%	2.44%
Return After Taxes on Distributions	1.97	1.82
Return After Taxes on Distributions and Sale of Fund Shares	1.57	1.69
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
FTSE 3-month US T-Bill Index +4%	6.15%	5.06%
Spliced Alternative Strategies Index	—	—
FTSE 3-month US T-Bill Index	—	—

The following replaces similar text under the heading “Purchase and Sale of Fund Shares” in the Fund Summary section:

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $50,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

The following replaces similar text under the heading “Account Minimums” in the Investing With Vanguard section:

To open and maintain an account. $50,000. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

To add to an existing account. Generally $1.

The following is added under the heading “Glossary of Investment Terms”:

FTSE 3-Month US T-Bill Index. An index that tracks the daily performance of 3-month U.S. treasury bills.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1298 082019

Vanguard Trustees’ Equity Fund

Supplement Dated August 1, 2019, to the Statement of Additional Information
Dated February 27, 2019

Important Changes to Investment Objective and Benchmark of Vanguard Alternative Strategies Fund

The board of trustees (the "Board") of Vanguard Alternative Strategies Fund (the "Fund") has approved changes to the investment objective and benchmark of the Fund. The Fund's investment objective will change to: "The Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets and seeks capital appreciation." The Fund will also adopt a risk methodology that targets a fixed volatility range of 5-7% measured at the portfolio level. However, the Fund's volatility from time to time may move outside this targeted range.

The investment objective and benchmark changes for the Fund, together with the risk methodology adoption, are expected to become effective on or about November 1, 2019. The Fund's registration statement will be updated at that time to reflect these changes.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 046 082019